SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

 Filed by the Registrant   (X)
 Filed by a Party other than the Registrant   ( )
 Check the appropriate box:

   ( )    Preliminary Proxy Statement       ( )  Confidential, for Use of the
                                                 Commission Only (as
                                                 permitted by Rule 14a-6(e)(2))
   ( )    Definitive Proxy Statement
   ( )    Definitive Additional Materials
   (X)    Soliciting Material under Rule 14a-12

                            DEXTER  CORPORATION
 ___________________________________________________________________________
              (Name of Registrant as Specified In Its Charter)

                                    N/A
 ___________________________________________________________________________
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


 Payment of Filing Fee (Check the appropriate box):
   (X)   No fee required.
   ( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.
         (a)  Title of each class of securities to which transaction applies:
 ___________________________________________________________________________
         (b)  Aggregate number of securities to which transaction applies:

 ___________________________________________________________________________
         (c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 ___________________________________________________________________________
         (d)  Proposed maximum aggregate value of transaction:

 ___________________________________________________________________________
         (e)  Total Fee paid:

 ___________________________________________________________________________
   ( )    Fee paid previously with preliminary materials.

   ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)     Amount Previously Paid:______________________________
          (2)     Form, Schedule or Registration Statement No.:______________
          (3)     Filing Party:______________________________________________
          (4)     Date Filed:________________________________________________

             As filed with the Commission on February 14, 2000



                    INFORMATION CONCERNING PARTICIPANTS
                 (FURNISHED PURSUANT TO RULE 14A-12 OF THE
                      SECURITIES EXCHANGE ACT OF 1934)

       Dexter Corporation ("Dexter"), and the following persons named below may be deemed to be "participants" in the solicitation of proxies from the shareholders of Dexter in connection with the 2000 Annual Meeting of the shareholders of Dexter. The participants in this solicitation may include the directors of Dexter (K. Grahame Walker (Chairman and Chief Executive Officer of Dexter), Charles H. Curl, Henrietta Holsman Fore, Bernard M. Fox, Robert M. Furek, Martha Clark Goss, Edgar G. Hotard, Peter G. Kelly, Jean-Francois Saglio and George M. Whitesides) and the following executive officers of Dexter: Kathleen Burdett, Vice President and Chief Financial Officer; David G. Gordon, President and Chief Operating Officer, John D. Thompson, Senior Vice President, Strategic and Business Development; Bruce
 H. Beatt, Vice President, General Counsel and Secretary; Ronald C. Benham, Vice President and President u Electronic Materials; John B. Blatz, Vice President u Environmental and Process Management; John B. Lockwood, Vice President u Taxes; Jeffrey W. McClelland, Vice President and President u Adhesive and Coating Systems; Lawrence D. McLure, Vice President u Human Resources; A. Duncan Middleton, Vice President and President u Nonwoven Materials; Rosanne Potter u Treasurer; and Dale Ribaudo, Controller.

   As of the date of this communication, none of the foregoing participants individually own in excess of 1 percent of Dexter's Common Stock or in the aggregate in excess of 3 percent of the Dexter's Common Stock.